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                            ONE GROUP(R) MUTUAL FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION
                        Supplement dated March 1, 2000
         to Statement of Additional Information dated November 1, 1999


This supplement reflects a change in the sub-administrator for One Group Mutual Funds (the "Trust"). Effective March 1, 2000, One Group Administrative Services, Inc. will serve as sub-administrator for the Trust pursuant to a Sub-Administration Agreement between The One Group Services Company and One Group Administrative Services, Inc. One Group Administrative Services, Inc. is an affiliate of Banc One Investment Advisors, the advisor of the Trust, and an indirect wholly-owned subsidiary of Bank One Corporation.


                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
        WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE